                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                          February 6, 1998

Dear Shareholder:

     I am pleased to enclose the Annual Report of Independence Square Income Securities, Inc. for the year ended December 31, 1997.

     Our Fund earned $1.36 per share from net investment income in 1997 compared to $1.40 per share in 1996. The call of several higher coupon bonds, requiring the reinvestment of the proceeds at a lower coupon, is primarily responsible for the reduced net investment income in 1997.

     Dividends from net investment income declared in 1997 amounted to $1.38 per share, the same amount per share declared in 1996. In addition, a long-term capital gain distribution of $.0908 per share was declared in 1997 and paid in January 1998. The gains on securities were realized as bond prices increased due to the continued decline in interest rates. The amounts taxable in 1997 include the distributions received by you in January 1998.

     In light of the lower income levels projected for 1998, the Board of Directors has determined that a reduction in the dividend for February 1998 to $.11 per share is necessary. The monthly dividend was most recently $.115 per share.

     The accompanying Investment Adviser's Report provides a comparison of our Fund's performance to key indices and other closed-end bond funds on a total return basis.

                                              Yours sincerely,

                                              /s/ Robert R. Fortune
                                              Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

    The Fund's efforts to purchase long maturity non-callable debt during the 3rd and 4th quarters led to strong 4th quarter 1997 returns. Those returns helped the Fund to outperform the Lipper Investment Grade Closed-End Bond Fund Average by 0.02%, the Lehman Government Corporate Index by 1.50% and the Lehman Corporate Index by 1.03% for the year. Investment returns are shown in the table below:

                                                                                        TOTAL RETURNS
                                                                               PERIODS ENDED DECEMBER 31, 1997
                                                                          ------------------------------------------
                                                                                                     ANNUALIZED
                                                                                                 -------------------
                                                                          QUARTER     1 YEAR     2 YEARS     5 YEARS
                                                                          -------     ------     -------     -------
Independence Square Income Sec.*........................................   3.48%      11.26%      6.95%       8.68%
Lehman Gov't/Corp. Bond Index...........................................   3.21%       9.76%      6.28%       7.61%
Lehman Corporate Bond Index.............................................   2.92%      10.23%      6.70%       8.44%
Lipper Invest. Grade Funds (Avg.).......................................   3.12%      11.24%      7.76%       8.67%
Lipper Investment Grade Bond Funds:
  -- I.S.I.S. Rank/No. of Funds.........................................    6/16        8/16      11/16        8/15
  -- I.S.I.S. Percentile Rank...........................................     37%         50%        69%         53%

---------------

* The cumulative total returns are based on the net asset values on the first and last day of the periods presented and assume (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

    The fixed income markets posted stellar returns for a year in which the only Federal Open Market Committee activity was a 25 basis point rate increase on February 5th. Total return (investment income plus or minus the change in market value) on fixed income securities, as measured by the Lehman Government Corporate Index, was 9.76% in 1997. Long-term government interest rates rose during the early part of the year, peaking at 7.17% during April, and declined through the remainder of 1997 to close the year at 5.92%. Spreads on corporate debt tightened through the first nine months before the Asian financial crisis forced spreads to widen significantly during the last quarter. Despite this widening, the corporate market, as measured by the Lehman Corporate Index, returned 10.23% and was the year's best performing sector.

    Interest rates decreased across the yield curve as indicated in the table below:

                                                                                 12/31/96     12/31/97     CHANGE
                                                                                 ---------    ---------    -------
 2-year Treasury Note..........................................................    5.87%        5.64%      -0.23%
 5-year Treasury Note..........................................................    6.21%        5.71%      -0.50%
10-year Treasury Note..........................................................    6.42%        5.74%      -0.68%
30-year Treasury Bond..........................................................    6.64%        5.92%      -0.72%

    We have revised our outlook for the 1997 GDP growth rate to 3.7% from 3.6%. We expect GDP to decline to 2.4% in 1998 due to the impact of the Asian financial crisis. We are revising our inflation outlook, as measured by the Consumer Price Index, from 2.6% to 2.3% in 1997, while expecting CPI to remain at that level in 1998. We are revising our expectation of long-term interest rates from 6.5% to 7.5% to between 6.25% and 5.5%.

                                        PNC INSTITUTIONAL MANAGEMENT CORPORATION
January 28, 1998

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL
  AMOUNT                                                                                      COST            VALUE
----------                                                                                 -----------     -----------
                BONDS AND OTHER DEBT OBLIGATIONS 96.3%
$1,000,000      Ahmanson (H.F.) & Company, 9.875%, 11/15/1999............................  $   995,465     $ 1,060,000
   500,000      BankAmerica, 9.50%, 4/01/2001............................................      497,265         546,250
 1,000,000      Citicorp Capital Sub Notes, 9.75%, 8/01/1999.............................      983,110       1,052,500
 1,000,000      Cleveland Electric, 10.00%, 6/01/2020....................................    1,061,810       1,097,500
   850,000      Comcast Cable Communications, 8.375%, 5/1/2007...........................      944,324         946,687
 1,000,000      Comerica Bank, 8.375%, 7/15/2024.........................................      983,750       1,152,500
   300,000      Comerica Co., 9.75%, 5/01/1999...........................................      288,840         313,500
   500,000      Commonwealth Edison Company, 8.625%, 2/01/2022...........................      537,500         541,875
 1,000,000      Delta Airlines, Inc., 9.25%, 3/15/2022...................................    1,141,490       1,230,000
   500,000      Federal Express, 9.625%, 10/15/2019......................................      551,345         538,750
   500,000      First Chicago NBD Corp., 8.875%, 3/15/2002...............................      503,660         544,375
 1,000,000      First Interstate Bancorp., 9.00%, 11/15/2004.............................    1,000,000       1,051,250
   500,000      First Union Corp., 8.00%, 8/15/2009......................................      498,965         550,625
 1,000,000      Ford Motor Credit Co., 9.14%, 12/30/2014.................................      997,660       1,132,500
   500,000      Great Western Financial Senior Notes, 8.60%, 2/01/2002...................      494,710         537,500
   300,000      GTE California, Inc., 8.07%, 4/15/2024...................................      322,233         321,750
 1,000,000      Gulf States Utilities 8.70%, 4/01/2024...................................    1,057,420       1,095,000
   500,000      Harris Bancorp, 9.375%, 6/01/2001........................................      493,285         546,875
   500,000      Hydro-Quebec, 8.40%, 1/15/2022...........................................      508,395         587,500
 1,000,000      Hydro-Quebec, 8.875%, 3/01/2026..........................................    1,195,260       1,236,250
 1,000,000      Jersey Central Power and Light, 8.45%, 3/24/2025.........................    1,026,150       1,098,750
   500,000      New England Power Co., 8.00%, 8/01/2022..................................      494,350         534,375
   800,000      New York State Electric & Gas Corp., 9.875%, 5/01/2020...................      793,000         898,000
 1,000,000      News America Holdings, 9.50%, 7/15/2024..................................    1,178,140       1,243,750
 1,000,000      OPC Scherer Funding Corp. Serial Facility Bond, 9.70%, 6/30/2011.........    1,000,000       1,046,250
     7,706     + Participation in Asset Exchange, 7.00%, 12/01/2020.......................       7,706           7,757
   500,000      PECO Energy Co., 8.75%, 4/01/2022........................................      500,510         523,125
 1,000,000      PECO Energy Co., 8.625%, 6/01/2022.......................................      983,840       1,041,250
   500,000      Penney (J.C.) & Company, 8.25%, 8/15/2022................................      497,445         532,500
 1,000,000      TCI Communications, 8.75%, 2/15/2023.....................................      957,060       1,082,500
 1,000,000      Tenneco Inc., 7.625%, 5/15/2017..........................................      999,080       1,075,000
 1,000,000      Texas Utilities Co., 8.875%, 2/01/2022...................................    1,029,240       1,111,250
   500,000      Texas Utilities Co., 8.75%, 2/01/2023....................................      546,545         553,125

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

PRINCIPAL
  AMOUNT                                                                                      COST            VALUE
----------                                                                                 -----------     -----------
$1,000,000      Time Warner Entertainment, Inc., 8.375%, 7/15/2033.......................  $   990,210     $ 1,141,250
   500,000      Time Warner, Inc., 9.15%, 2/01/2023......................................      527,845         613,750
   500,000      U.S. Can Corp., Series B, 10.13%, 10/15/2006.............................      536,250         527,500
 1,000,000      U.S. West, 8.875%, 6/01/2031.............................................    1,060,720       1,118,750
   450,000      United Air Lines, 9.21%, 1/21/2017.......................................      522,329         529,283
 1,000,000      Virginia Electric & Power Corp. Series B, 8.625%, 10/01/2024.............    1,014,120       1,127,500
                                                                                           -----------     -----------
                TOTAL BONDS AND OTHER DEBT OBLIGATIONS...................................   29,721,027      31,888,852
                                                                                           -----------     -----------
                AGENCY OBLIGATIONS 3.1%
 1,000,000      Federal National Mortgage Association, 7.50%, 8/01/2006..................    1,021,839       1,037,600
                                                                                           -----------     -----------
                COMMERCIAL PAPER 0.6%
   198,000      General Electric Credit Corp., 5.814%, 1/15/1998.........................      198,000         198,000
                                                                                           -----------     -----------
                TOTAL INVESTMENTS 100.0%.................................................  $30,940,866*    $33,124,452
                                                                                           ===========     ===========

---------------

+ Non-income producing.
* Aggregate cost for federal income tax purposes at December 31, 1997 was $30,940,866. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $2,205,414; excess of tax cost over value ($21,828).

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS
  Investments, at value (cost -- $30,940,866)............................................  $33,124,452
  Cash...................................................................................        1,492
  Accrued interest receivable............................................................      700,219
  Prepaid expenses.......................................................................          715
                                                                                           -----------
    Total Assets.........................................................................   33,826,878
                                                                                           -----------
LIABILITIES
  Dividend payable.......................................................................      374,661
  Investment advisory fees payable.......................................................      120,425
  Other accrued expenses.................................................................       25,341
                                                                                           -----------
    Total Liabilities....................................................................      520,427
                                                                                           -----------
NET ASSETS applicable to 1,820,511 capital shares outstanding, $0.10 par value
  (authorized 10,000,000 shares).........................................................  $33,306,451
                                                                                           -----------
NET ASSET VALUE PER SHARE ($33,306,451 / 1,820,511 shares)...............................  $     18.30
                                                                                           ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
Interest income.....................  $2,728,582
                                      ----------
Expenses
  Investment adviser................     120,425
  Directors and officers............      33,352
  Custodian.........................      17,137
  Transfer agent....................      17,290
  Legal and audit...................      44,124
  Printing..........................      18,037
  Insurance.........................         776
  Miscellaneous.....................       7,134
                                      ----------
         Total expenses.............     258,275
                                      ----------
Net investment income...............  $2,470,307
                                      ==========
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain from security
  transactions......................  $  185,346
                                      ----------
Unrealized appreciation of
  investments:
  Beginning of year.................   1,349,877
  End of year.......................   2,183,586
                                      ----------
  Increase in unrealized
    appreciation....................     833,709
                                      ----------
  Net realized and unrealized gain
    on investments..................   1,019,055
                                      ==========
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $3,489,362
                                      ==========

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31

                                                                               1997           1996
                                                                            -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.................................................  $ 2,470,307    $ 2,550,353
    Net realized gain from security transactions..........................      185,346        427,477
    Increase (decrease) in unrealized appreciation of investments.........      833,709     (2,133,937)
                                                                            -----------    -----------
      Net increase in net assets resulting from operations................    3,489,362        843,893
  Dividends to shareholders:
    From net investment income ($1.38 in 1997 and $1.38 in 1996)..........   (2,512,305)    (2,512,305)
    From net realized gains ($.09 in 1997)................................     (165,302)            --
                                                                            -----------    -----------
      Total increase (decrease) in net assets.............................      811,755     (1,668,412)
NET ASSETS
  Beginning of year.......................................................   32,494,696     34,163,108
                                                                            -----------    -----------
  End of year (including undistributed net investment income of $60,766 in
    1997 and $102,764 in 1996)............................................  $33,306,451    $32,494,696
                                                                            ===========    ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED DECEMBER 31
                                               -----------------------------------------------
                                                1997      1996      1995      1994      1993
                                               -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year...........  $ 17.85   $ 18.77   $ 16.58   $ 18.57   $ 17.76
                                               -------   -------   -------   -------   -------
  Net Investment Income......................     1.36      1.40      1.38      1.38      1.41
  Net Gains (Losses) on Securities (realized
     and unrealized).........................     0.56     (0.94)     2.19     (1.99)     0.82
                                               -------   -------   -------   -------   -------
       Total From Investment Operations......     1.92      0.46      3.57     (0.61)     2.23
                                               -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment income).....    (1.38)    (1.38)    (1.38)    (1.38)    (1.42)
  Dividends (from net realized gains)........    (0.09)       --        --        --        --
                                               -------   -------   -------   -------   -------
       Total Distributions...................    (1.47)    (1.38)    (1.38)    (1.38)    (1.42)
                                               -------   -------   -------   -------   -------
Net Asset Value, End of Year.................  $ 18.30   $ 17.85   $ 18.77   $ 16.58   $ 18.57
                                               =======   =======   =======   =======   =======
Per Share Market Value, End of Year..........  $ 17.75   $ 16.25   $ 17.25   $ 15.25   $ 17.25
                                               =======   =======   =======   =======   =======
Total Investment Return, based on market
  value(1)...................................   19.22%     3.72%    22.71%     (4.0%)     9.0%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (in 000's).........  $33,306   $32,495   $34,163   $30,179   $33,808
  Ratio of Expenses to Average Net Assets....    0.79%     0.68%     0.76%     0.85%     0.81%
  Ratio of Net Investment Income to Average
     Net Assets..............................    7.52%     7.80%     7.64%     7.88%     7.61%
  Portfolio Turnover Rate....................      20%       33%       22%       28%       32%

------------------

(1) See Note F.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

A. Independence Square Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes inasmuch as the Fund does not generally intend to hold such securities until maturity. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the ex-dividend and record date. Interest income is recorded on an accrual basis.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Under Agreements among the Fund, PNC Bank, National Association (PNC Bank), and PNC Institutional Management Corporation (PIMC), an indirectly wholly owned subsidiary of PNC Bank, PIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays PIMC, as investment adviser, a quarterly fee of .05% (annually .20%) of the Fund's average net assets and .5% (annually 2%) of the Fund's gross income for such quarter.

    PIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the year ended December 31, 1997.

C. Purchases and sales of investment securities other than short term obligations for the year ended December 31, 1997 were $11,102,213 and $6,489,310, respectively.

D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on December 31, 1997. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at amortized cost which approximates market value.

E.  At December 31, 1997, net assets consisted of:

            Paid-in capital..............................................................   $31,062,017
            Undistributed net investment income..........................................        60,766
            Accumulated net realized gain on investments.................................            82
            Net unrealized appreciation of investments...................................     2,183,586
                                                                                            -----------
            Total........................................................................   $33,306,451
                                                                                            ===========

F. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's Automatic Dividend Investment Plan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Independence Square Income Securities, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Independence Square Income Securities, Inc. (the "Fund"), as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Independence Square Income Securities, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 30, 1998

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

                 SUMMARY OF THE FUND'S DIVIDEND INVESTMENT PLAN

     The Fund has an Automatic Dividend Investment Plan which permits participating shareholders to receive income dividends and capital gain distributions ("Distributions") in additional shares of the Fund's Common Stock. A shareholder may elect to participate in the Plan by completing an Authorization Form. Under the Plan, the number of shares allocated to a shareholder's account in the Plan is determined generally as follows: (i) if the net asset value ("NAV") per share on the Determination Date is higher than the market value per share, shares are purchased on the open market and allocated to each Participant based on the average cost per share, including brokerage commissions; and (ii) if the NAV per share on the Determination Date is equal to or lower than the market price, shares are issued by the company based on NAV on the Payment Date, subject to certain adjustments. Shareholders will receive confirmations of Distribution transactions. Distributions of dividend income and capital gain are treated as being realized for tax purposes, even though received in additional shares of Common Stock rather than cash. The Fund presently pays the costs of participating in the Plan other than brokerage commissions, although Participants may be charged for extra services requested by them in connection with the Plan. The Plan may be modified at any time by the Fund upon 30-days' prior notice to shareholders. Participants may terminate participation in the Plan at any time on 15-days' prior notice, and will receive certificates for shares held in their accounts and cash for any fractional share. Additional information about the Automatic Dividend Investment Plan and an Authorization Form may be obtained by writing: Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Department.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

 INDEPENDENCE SQUARE INCOME SECURITIES,
                  INC.
           One Aldwyn Center
          Villanova, PA 19085
             (610) 964-8882

            BOARD OF DIRECTORS
     ROBERT R. FORTUNE      G. WILLING
                  PEPPER
     LANGHORNE B. SMITH       DAVID R.
              WILMERDING, JR.

                OFFICERS
    ROBERT R. FORTUNE, Chairman and
               President
  EDWARD J. ROACH, Vice President and
               Treasurer
       GARY M. GARDNER, Secretary

           INVESTMENT ADVISER
           PNC INSTITUTIONAL
         MANAGEMENT CORPORATION
          400 Bellevue Parkway
          Wilmington, DE 19809

             TRANSFER AGENT
             PNC BANK, N.A.
             c/o PFPC INC.
             P.O. Box 8950
          Wilmington, DE 19899
             (800) 852-4750
       (302) 791-2748 (Delaware)

--------------------------------------------------------------------------------
                                                                INDEPENDENCE
                                                                      SQUARE
                                                                      INCOME
                                                                 SECURITIES,
                                                                        INC.
                                                               Annual Report
                                                             to Shareholders
                                                           December 31, 1997